UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2024
_________________________
Pinterest, Inc.
(Exact Name of Registrant as Specified in its Charter)
_________________________

Delaware	001-38872	26-3607129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Brannan Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 762-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 _________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	PINS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On August 9, 2024, Pinterest, Inc. (the “Company”) announced that Sabrina Ellis, the Company’s Chief Product Officer would, effective immediately, transition to an advisory role and then transition from the Company to pursue other career opportunities, effective as of September 21, 2024. Ms. Ellis’ departure is not the result of any disagreement with the Company or its management.

In connection with Ms. Ellis’ departure, the Company and Ms. Ellis will enter into a separation agreement consistent with the terms provided under the Pinterest, Inc. Severance Plan for Certain Employees filed as an exhibit to the Company’s Quarterly Report on Form 10-Q filed on October 30, 2023, pursuant to which, in exchange for a general release of claims and subject to her compliance with certain restrictive covenants, she will (i) receive a cash payment of $600,000 equal to 12 months his base salary, (ii) have 340,442 shares of restricted stock awards vest, in addition to any restricted stock awards that will vest by their terms prior to September 21, 2024, (iii) have shares of performance based restricted stock awards (“PSU”) vest, subject to the Company’s achievement of the applicable performance goals and in accordance with the terms of the PSU agreement entered into between the Company and Ms. Ellis, and (iv) receive certain other benefits, primarily consisting of a cash payment equivalent to the value of health care benefits for 12 months.

SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINTEREST, INC.

Date: August 9, 2024	By:	/s/ Wanji Walcott
Wanji Walcott
Chief Legal and Business Affairs Officer and Corporate Secretary